3RD QUARTER REPORT -- September 30, 1999


                           SKYLINE SMALL CAP
                              CONTRARIAN



  SKYLINE SPECIAL EQUITIES PORTFOLIO
  SKYLINE SMALL CAP VALUE PLUS
  SKYLINE SMALL CAP CONTRARIAN



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
         LETTER from Daren C. Heitman, Portfolio Manager:(1)  September 30, 1999
--------------------------------------------------------------------------------
 Dear Shareholder:
     Year to date results for the Fund are very encouraging. Through September 30, the Fund is up 11.59%, which is 9.22% ahead of the Russell 2000 Index's 2.37% return and 10.46% ahead of the average small cap value fund. During the third quarter, the Fund was down 3.97%, yet held up better than the small cap value market, which was down 6.32% as measured by the Russell 2000.
     The stock market struggled in the third quarter, with both the Russell 2000 Index and S&P 500 Index showing losses in excess of 6%. Market breadth was particularly poor with the vast majority of stocks posting declines. Market weakness in the third quarter can be largely attributed to the Federal Reserve Board raising interest rates. Also, many cyclical stocks that rallied in the June quarter failed to hold their gains when company fundamentals proved to be less robust than expected.
     In terms of investment styles, growth stock investing performed much better than value-oriented investing. Growth stock managers benefited from strong performance in the technology sector, one of only two sectors in the Russell 2000 to post a gain for the quarter. At the same time, value-oriented managers were hurt by the decline in cyclical stocks and financial stocks, sectors in which they tend to invest.
     As previously mentioned, the Fund performed well relative to the Russell 2000 Index and its small cap value peer group. On balance, industry weightings were a drag on performance during the quarter. Overweighted positions in poor performing cyclical groups such as materials & processing and autos & transportation, and an underweighted position in one of the strongest performing sectors, technology, hurt performance results. Muting this impact was an underweighted position in financial services, one of the weakest sectors.
     Individual stock selection more than offset the negative industry weightings due in part to improving company fundamentals. In my last two quarterly letters, I referenced the ratio of companies in the Fund that were meeting or beating earnings expectations. This is an important statistic because the stocks the Fund owns are unlikely to recover until the companies report better financial results. As expected, this ratio remained in the 70%-80% range during the third quarter. While I would like to eliminate disappointments altogether, a ratio over 70% is likely to generate good relative performance given the low valuations of the stocks. My recent discussions with many companies in the Fund suggest this ratio should remain healthy into 2000, barring an economic downturn.
     Acquisition activity also aided performance as two companies in the Fund received buy-out offers during the quarter. One of the pursued companies received an offer 200% above where the stock was trading during the prior week, an indication of how undervalued some of the stocks in the Fund have become in this unusual stock market environment. Many of the management teams and boards of directors of the companies in the Fund apparently agree, since they are buying stock personally or through company share repurchase programs.
     I believe the Fund is very well positioned because based on our analysis, we own high-quality companies with depressed valuations. In my opinion, the quality of the average company in the Fund has never been higher, subjectively measured by the companies' financial histories, competitive position, management depth, and balance sheet strength. Yet the average valuation of the stocks held in the Fund is still extremely low at just 1.0x book value per share. When you own high-quality companies selling at book value, as you do in the Fund, it is usually just a matter of time before earnings and the stocks recover.
     It is gratifying that the relative performance of the Fund has been strong so far in 1999 given the difficult environment for our style of small cap value investing. However, I believe the best performance will occur once the environment for small cap value investing improves. Many people are looking for a "catalyst" for small-cap value stocks. One seldom knows beforehand what specific events will cause investor preferences to change, but like every other past difficult environment this one will run its course and give way to better times.

                                                              /s/ DAREN HEITMAN

- PERFORMANCE (%)(1)
---------------------------------------------

                                                                          Calendar Years
                              3Q                           Since       ---------------------
                             1999      YTD      1 yr    Inception(2)     1998      1997(2)
 SMALL CAP CONTRARIAN       -3.97      11.59    12.85      -11.75        -28.4       0.00
 RUSSELL 2000               -6.32       2.37    19.07        2.03         -2.6       3.91
 S&P 500                    -6.17       5.29    27.73        6.59         28.8       0.80

- SECTOR Weightings (as of September 30, 1999)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation   9.5%
Consumer Discretionary  19.4%
Energy                   4.4%
Financial Services      11.9%
Health Care             10.2%
Materials & Processing  16.4%
Producer Durables       12.7%
Technology               9.3%
Others                   1.6%
Cash                     4.6%

- PORTFOLIO Characteristics(1)
---------------------------------------------

                               SMALL CAP
                               CONTRARIAN           RUSSELL 2000              S&P 500
 PRICE/BOOK                       0.96                  2.31                   4.88
 PRICE/SALES                      0.49                  1.16                   2.08
 P/E RATIO (MEDIAN)               12.2                  20.8                   23.8
-----------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS                6.2%                 13.8%                   14.8%
  (HISTORICAL)
 EPS GROWTH--1 YR                16.9%                 21.9%                   19.7%
  (FORECASTED)
-----------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.     $200 million         $710 million             $65 billion
 PORTFOLIO VALUE              $4.4 million          $833 billion          $10,547 billion
 NUMBER OF HOLDINGS                45                  1,938                    500
-----------------------------------------------------------------------------------------
 CUSIP #:                      830833604      INITIAL INVESTMENT:             $1,000
 NET ASSET VALUE (PER            $7.99        SUBSEQUENT INVESTMENT:           $100
  SHARE):

- SECTOR Performance(1) (as of September 30, 1999)
-----------------------------------------------------------------

                    3Q 1999                                          YTD 1999
-----------------------------------------------   -----------------------------------------------
                           SMALL CAP    RUSSELL                              SMALL CAP    RUSSELL
                           CONTRARIAN    2000                                CONTRARIAN    2000

TECHNOLOGY                    40.8%       3.6%    TECHNOLOGY                    34.1%      22.2%
-----------------------------------------------   -----------------------------------------------
MATERIALS & PROCESSING         2.1      -12.2     MATERIALS & PROCESSING        23.4       -7.0
-----------------------------------------------   -----------------------------------------------
FINANCIAL SERVICES             1.0       -9.5     ENERGY                        19.4       39.8
-----------------------------------------------   -----------------------------------------------
OTHER                         -4.9      -11.9     PRODUCER DURABLES             16.9        7.0
-----------------------------------------------   -----------------------------------------------
HEALTH CARE                   -5.7       -4.7     HEALTH CARE                   10.9       -5.5
-----------------------------------------------   -----------------------------------------------
PRODUCER DURABLES            -11.1       -3.3     CONSUMER DISCRETIONARY         9.7       -1.4
-----------------------------------------------   -----------------------------------------------
ENERGY                       -11.2        4.2     FINANCIAL SERVICES            -3.3       -5.3
-----------------------------------------------   -----------------------------------------------
AUTOS & TRANSPORTATION       -16.5      -14.3     AUTOS & TRANSPORTATION        -6.8       -6.3
-----------------------------------------------   -----------------------------------------------
CONSUMER DISCRETIONARY       -17.1      -10.8     OTHER                        -53.4      -13.6
-----------------------------------------------   -----------------------------------------------
UTILITIES                   N/A*         -0.1     UTILITIES                   N/A*         20.8
-----------------------------------------------   -----------------------------------------------
CONSUMER STAPLES            N/A*         -6.8     CONSUMER STAPLES            N/A*        -15.9
-----------------------------------------------   -----------------------------------------------

* Not Applicable

- STOCK Highlights(3)
---------------------------------------------

 CLEVELAND-CLIFFS INC. (CLF)
Through third-party management contracts and direct ownership of mines, Cleveland-Cliffs Inc. produces half of all the iron ore consumed in North American steel production. Production will decline by 20% in 1999 primarily due to CLF's efforts to reduce inventory in addition to reduced demand from its customers. Predictably, this situation will cause earnings to decline sharply in 1999. We purchased the stock at $30 per share, or 80% of book value per share, and a very low multiple of our earnings estimate of $6.00 per share once production recovers to a more normal level.

 JO-ANN STORES INC. (JAS)
Jo-Ann Stores is a leading retailer of sewing and craft supplies with decades of operating history. A large acquisition overwhelmed its distribution systems during last year's all-important holiday season, causing earnings to fall well short of expectations. This shortfall provided us with the opportunity to purchase the stock below $14 per share, which is near its book value and less than 10x the depressed earnings it posted last year of $1.46 per share. With its logistics problems behind it, JAS should expand its earnings per share to $2.00 or more within the next few years.

- TOP Ten Holdings(3)

                                                                 % OF NET
                                                                  ASSETS
----------------------------------------------------------------------------

 QUEST DIAGNOSTICS INC.
  Diagnostic testing services                                      3.0%

 WABASH NATIONAL CORP.
  Makes truck trailers                                             2.9%

 IMATION CORP.
  Data storage products                                            2.9%

 OMNICARE, INC.
  Pharmaceutical services                                          2.8%

 CHICAGO BRIDGE & IRON CO.
  Maker of steel tanks                                             2.8%

 KENNAMETAL INC.
  Metal-cutting tools                                              2.8%

 DT INDUSTRIES, INC.
  Packaging equipment                                              2.7%

 ANGELICA CORP.
  Textile rental services                                          2.7%

 CREDIT ACCEPTANCE CORP.
  Automobile finance services                                      2.4%

 ARROW ELECTRONICS, INC.
  Distributes electronic components                                2.4%

 TOP TEN HOLDINGS                                                 27.4%

(1) The performance for the one year ended September 30, 1999, and for period December 15, 1997 (inception) through September 30, 1999, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company and Morningstar, Inc.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

For 24-hour account information CALL: 1.800.828.2SKY
                   (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

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                             311 South Wacker Drive
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